                               EVERGREEN
                             TAX-FREE FUNDS

    (Photos of country side, the side of a building, money and power lines appear on this page)

                           1995 ANNUAL REPORT
                    A SHARES    B SHARES    Y SHARES

                         (EVERGREEN TREE LOGO)
                               EVERGREEN
                                 FUNDS

                            EVERGREEN TAX-FREE FUNDS
                               TABLE OF CONTENTS

                                                  A Review of the Past Year
                                                  and Prospects for the Future..............................................     1
(Photo of building                 HIGH GRADE     A Report From Your Portfolio Manager......................................     3
appears here)                      TAX FREE FUND  Results to Date...........................................................     4
                                                  Statement of Investments..................................................     5
                                                  Statement of Assets and Liabilities.......................................     9
                                                  Statement of Operations...................................................    10
                                                  Statement of Changes in Net Assets........................................    11
                                                  Financial Highlights......................................................    12


(Photo of money               SHORT-INTERMEDIATE  A Report From Your Portfolio Manager......................................   13
appears here)                     MUNICIPAL FUND  Results to Date...........................................................   14
                                                  Statement of Investments..................................................   15
                                                  Statement of Assets and Liabilities.......................................   18
                                                  Statement of Operations...................................................   19
                                                  Statement of Changes in Net Assets........................................   20
                                                  Financial Highlights......................................................   21


(Photo of power lines         SHORT-INTERMEDIATE  A Report From Your Portfolio Manager......................................   22
lines appear here)                     MUNICIPAL  Results to Date...........................................................   24
                                 FUND-CALIFORNIA  Statement of Investments..................................................   25
                                                  Statement of Assets and Liabilities.......................................   27
                                                  Statement of Operations...................................................   28
                                                  Statement of Changes in Net Assets........................................   29
                                                  Financial Highlights......................................................   30

                                                  Combined Notes to Financial Statements....................................   31
                                                  Independent Auditors' Report -- KPMG Pear Marwick LLP.....................   38
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................   39
                                                  Trustees and Officers.....................................................  IBC

                            EVERGREEN TAX-FREE FUNDS
A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER, CHAIRMAN
EVERGREEN ASSET MANAGEMENT CORP.
   In projecting the outlook for the United States      (Photo of Stephen A.
economy in the final months of 1995, one central fact    Lieber appears here)
dominates the discussion; inflation is being held to the very low single digits. For a nation which has, for over twenty-five years, been preoccupied in all economic forecasting with apprehension over the outlook for inflation, this is a period of remarkable calm. Instead of concerns over inflation, the dominant anxiety with which investors look to the future, is now that of the price level of securities; stocks and bonds. That price level, however, is a reflection of changing perceptions of the inflation risk. Comparison of inflation rates, interest rates, and equity valuation, at the beginning of the long-bull market which began in the summer of 1982, clarifies these points. The inflation rate fell from 7.2% in the second quarter of 1982, to 2.5% in the third quarter of 1995. Thirty-year U.S. Treasury Bond yields fell from 12.97% to 6.52%, and 90-day U.S. Treasury Bill rates from 11.91% to 5.31%, while price/earnings ratios have risen (on the S&P 500 Stock Index) from 7.8 times to 16.6 times. Clearly, both bonds and stocks are worth more in this environment of lowered inflation and reduced inflationary expectations.

   Thus far, in 1995, the hoped for "soft landing" of the economy into a slower, non-inflationary expansion has been achieved. The issue of its future course is, however, open to analysis and debate. There can be little debate over today's cautious policies. There is a broad acceptance of the need to sustain low leverage financial policies; minimizing the build-up of debt by both government and industry, accelerating productivity gains, and economizing resources. This is not only an anti-inflationary mentality, but it is also a conservative, counter-expansionary economic growth policy. Politicians are prouder of cut-backs than of expansion in public services. Businessmen boast of "re-engineering" which results in lay-offs, rather than of hiring. When new facilities are built, they are described as enhancers of productivity, not just as producers of products or services. Business and labor alike think of their pricing as competing in the world market. Industry wants to sell in the world markets, and labor does not want to be outpriced by alternative manufacturing sources in low labor cost countries. These policies push productivity, price-restraint, and wage-restraint.
   Policies of restraint, evident in so many sectors of the economy, lead some observers to apprehensions that they will be over-done. If consumer demand slows and business inventories build, it is argued, then a cycle of manufacturing cutbacks will lead to accelerating lay-offs and another recessionary period. The counter-argument holds that there are enough dynamic growth potentials on the horizon for consumer products and services, and for increasing exports, so that this negative prediction will not be realized. This positive point of view looks to the increasing demand for American products, particularly technologically sophisticated consumer and capital goods products, and the output of our multi-national corporations which sell products in developing countries to accelerate demand for our exports. It holds that the rapid technological change, notably in electronics and communications, is bringing enough new demand from both the industrial and the consumer sectors to act as the catalyst for overall consumer and industrial goods demand growth.

   Whether the "soft landing" scenario continues in the next few months, and the economy shows modest expansion, or a slowdown begins to emerge, the likelihood is that inflation will remain under control. This provides for a continuing pattern of the recently lowered interest rate levels. Whether long-term and short-term interest rates move significantly lower than today's 6.3%, 30-year U.S. Treasury Bonds, and 5.5%, 1-year U. S. Treasury Bills, depends not only on the strengthening or weakening of the domestic economy, but also on the comparative interest rates being paid by other major industrial nations, and the stability of the dollar. Our interest rates must be in equilibrium

                            EVERGREEN TAX-FREE FUNDS
A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)
with others, when adjusted for their inflation rates and the values of our currency. Presently, the trends in the major industrial countries, Germany and Japan, suggest continued slower growth than that recently experienced by the American economy, with prospective declining inflationary trends. This should enable the United States Federal Reserve to retain sufficient flexibility, so that rates can be brought down if the economy slows too rapidly and, thus, to sustain our economic strength without being pressured toward unreasonably high interest rates.
   We believe that the general level of valuation of both stocks and bonds is likely to be sustained. Individual equity issues will, of course, reflect prevailing business conditions. Emphasis in owning equities, we believe, should be on powerful business franchises, companies with both leadership and dynamic growth characteristics, providing vital services or products. On average, the level of equities valuation is in line with current interest rate trends, but, it is apparent that large sectors of the market are priced on highly optimistic growth expectations. These sectors and issues are subject to quick and major downward revaluation to the extent that their businesses fail to show strong evidence of continued high growth rates. As the economy remains slower than over the past two years, it will evidently be more difficult to show extraordinary growth rates. Therefore, we anticipate a renewed interest in those businesses which are undervalued in terms of their growth potential, especially those beginning, or, in process of, programs for profit margin improvement and profits growth.
   We continue to believe that the merger and acquisition trend will continue, as larger companies seek to capitalize on opportunities for economies of scale and synergies through mergers and acquisitions. This movement, already strong, is expected to broaden as a deregulatory atmosphere continues to develop through new legislative initiatives.
   In summary, we anticipate an environment where careful selection of equities and careful analysis of current economic trends in fixed income investing will combine to sustain rewarding long-term investment programs.
October 20, 1995

                       EVERGREEN HIGH GRADE TAX FREE FUND
(Photo of building appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
BY JAMES T. COLBY, III
   To say that the last 12 months have been one of the most    (Photo of James
challenging periods ever for the municipal marketplace in its   T. Colby, III
history is almost an understatement. You already know that      appears here)
1994 was perhaps the most difficult year in the fixed income market in 50 years. And similarly, the municipal market had to overcome both market and political impediments to try to turn last year's losses into this year's gains. Through the first six months of 1995, the Federal Reserve, fearing a stronger economy, continued to pursue its policy of tightening credit, leaving investors puzzled as to why leading indicators were suggesting otherwise. True, as the markets rallied, investors flocked to equities. And the pre-election trial balloon called
"flat tax" was the primary culprit for the underperformance of the municipal market. This issue, combined with the extreme volatility of the treasury market, made for a demanding period for fund managers. Now, with the July "easing" of credit by the Fed and their apparent satisfaction with current economic pace, the strategy to hold onto gains made through the first eight months of 1995 seems a wise one. The level of retail sales and employment will, most likely, determine the near-term direction of the fixed-income markets.
   As has been the case for the past two years, whenever fund managers have had to raise cash, their bond of choice for sale has been the insured bond. Its very quality helps ensure liquidity. To help protect the Fund against undue volatility, we continue to maintain a high percentage of non-callable issues in the portfolio which, over the past 12 months, has been the best performing bond type and, thus, has helped our overall performance. We will continue to pursue this strategy in our attempt to offset day-to-day market gyrations. As of the end of the fiscal year, the Fund maintained better than 90% of its holdings in insured bonds. The Fund's weighted average portfolio maturity was 15.7 years and its duration was 9.3 years.
   We are most appreciative of your interest in Evergreen High Grade Tax Free Fund. We look forward to continuing to serve your investment needs.

Effective July 7, 1995, all of the assets of Evergreen National Tax Free Fund were combined into Evergreen High Grade Tax Free Fund. The Fund's income may be subject to state and local taxes and the Federal alternative minimum tax for certain investors.
                                                                           10/95
                                                                               3

                       EVERGREEN HIGH GRADE TAX FREE FUND
(Photo of building appears here)


RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN HIGH GRADE TAX FREE FUND
The graphs below compare a $10,000 investment in the Evergreen High Grade Tax Free Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers Insured Bond Index ("Index").

(Three graphs appear here with the following plot points.)

CLASS A AVERAGE ANNUAL TOTAL RETURN

1 YEAR=3.3%
SINCE INCEPTION=6.0%

                              2/25/92*    8/31/92   8/31/93   8/31/94   8/31/95
                                 (CUSTOMER PLEASE FILL IN)
LEHMAN INSURED BOND INDEX
HIGH GRADE TAX FREE FUND


CLASS B AVERAGE ANNUAL TOTAL RETURN

1 YEAR=2.6%
SINCE INCEPTION=4.6%

                              1/12/93*    8/31/93   8/31/94   8/31/95

                                 (CUSTOMER PLEASE FILL IN)
LEHMAN INSURED BOND INDEX
HIGH GRADE TAX FREE FUND

CLASS Y AVERAGE ANNUAL TOTAL RETURN

1 YEAR=8.7%
SINCE INCEPTION=3.9%

                              2/28/94*    8/31/94   2/28/95     8/31/95
                                 (CUSTOMER PLEASE FILL IN)
LEHMAN INSURED BOND INDEX
HIGH GRADE TAX FREE FUND




*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
4

                       EVERGREEN HIGH GRADE TAX FREE FUND

(Photo of building appears here)

                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1995

PRINCIPAL
 AMOUNT
  (000)                                              VALUE

    LONG-TERM INVESTMENTS -- 96.7%
            ALASKA -- .4%
 $   500    Municipality of Anchorage Senior Lien
            Electric Series 1993 RRB, 6.20%,
            12/1/13 (MBIA)....................... $    509,085
            ARIZONA -- 1.4%
     540    City of Phoenix General
            Obligation Series 1995A RB,
            6.25%, 7/1/17........................      571,201
   1,000    Creighton Elementary School District
            No. 14 of Maricopa County,
            School Improvement Bonds,
            Project of 1990 (Series C 1991),
            6.50%, 7/1/07 (FGIC).................    1,128,850
                                                     1,700,051
            CALIFORNIA -- 6.5%
   1,700    California State Various Purpose
            GO Series 1994,
            6.80%, 11/1/09 (FGIC)................    1,885,759
   1,000    City of Fresno Sewer System
            Series 1993A RB,
            6.25%, 9/1/14 (AMBAC)................    1,058,520
            Redevelopment Agency of the City of
            San Jose Merged Area Redevelopment
            Project Tax Allocation Bonds Series
            1993,
   1,000      6.00%, 8/1/08 (MBIA)...............    1,066,750
   3,000      6.00%, 8/1/15 (MBIA)...............    3,091,650
     500    San Mateo County Joint Powers
            Financing Authority Lease (Capital
            Projects Program) Series 1993A RRB,
            6.50%, 7/1/16 (MBIA).................      543,225
                                                     7,645,904
            COLORADO -- 1.3%
   1,000    Arapahoe County Capital Improvement
            Trust Fund Highway RB (E-470 Project)
            Senior Current Interest Bonds,
            7.00%, 8/31/26.......................    1,022,500
     500    School District No. 1 in the City and
            County of Denver GO Refunding Bonds
            Series 1994A,
            6.50%, 6/1/10 (MBIA).................      549,975
                                                     1,572,475
PRINCIPAL
 AMOUNT
  (000)                                              VALUE
            FLORIDA -- .9%
 $ 1,000    Hillsborough County Industrial
            Development Authority (University
            Community Hospital Project)
            Industrial Development Series 1994
            RB, 6.50%, 8/15/19 (MBIA)............ $  1,092,700
            GEORGIA -- 9.8%
     500    City of Atlanta Airport Facilities
            Series 1994A RRB,
            6.50%, 1/1/10 (AMBAC)................      545,445
   7,000    City of Atlanta Airport Facilities
            Series 1994B RB,
            6.00%, 1/1/21 (AMBAC)................    6,882,960
   1,500    City of Brunswick Water and Sewage
            RRB and Improvement Bonds Series
            1992,
            6.10%, 10/1/19 (MBIA)................    1,557,900
   2,400    Municipal Electric Authority of
            Georgia Project One Special
            Obligation Bonds, Fifth Crossover
            Series, 6.50%, 1/1/17 (MBIA).........    2,610,024
                                                    11,596,329
            HAWAII -- 1.7%
   1,000    Department of Budget and Finance of
            the State of Hawaii (Hawaiian
            Electric Company, Inc. and Subsidiary
            Projects) Special Purpose Series 1993
            RB,
            5.45%, 11/1/23 (MSA).................      901,820
   1,000    Hawaii State Airport Systems
            Second Series 1990 RB,
            7.50%, 7/1/20 (FGIC).................    1,102,740
                                                     2,004,560
            IDAHO -- .9%
   1,000    Idaho Housing Agency Single
            Family Mortgage Bonds Series
            1994 C-1 Term Mezzanine Bonds,
            6.30%, 7/1/11........................    1,033,600
            ILLINOIS -- 11.7%
   2,150    City of Chicago Series 1995 GO,
            6.125%, 1/1/16 (AMBAC)...............    2,174,101
   1,500    City of Chicago (Emergency Telephone
            System) Series 1993 GO, 5.60%, 1/1/10
            (FGIC)...............................    1,495,470
   1,250    City of Chicago Water
            Series 1993 RRB,
            6.50%, 11/1/15 (FGIC)................    1,345,325

                                                                               5

                       EVERGREEN HIGH GRADE TAX FREE FUND

(Photo of building appears here)

                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1995

PRINCIPAL
 AMOUNT
  (000)                                              VALUE

LONG-TERM INVESTMENTS -- CONTINUED
            ILLINOIS -- (CONTINUED)
 $ 2,000    Illinois Development Finance
            Authority Pollution Control
            (Commonwealth Edison Company Project)
            Series 1991 RRB,
            7.25%, 6/1/11 (MBIA)................. $  2,232,120
   3,000    Illinois Development Finance
            Authority Pollution Control
            (Commonwealth Edison Company Project)
            Series 1994D RRB,
            6.75%, 3/1/15 (AMBAC)................    3,202,980
   1,400    Illinois Health Facilities Authority
            (The Children's Memorial
            Hospital) Series 1993 RB,
            6.25%, 8/15/13 (MBIA)................    1,445,892
   1,750    Illinois Health Facilities Authority
            (SSM Health Care) Health
            Facilities Series 1992AA RRB,
            6.50%, 6/1/12 (MBIA).................    1,874,092
                                                    13,769,980
            INDIANA -- 5.5%
            Indiana Municipal Power Agency Power
            Supply System,
            Series 1992A RRB,
   2,300      6.125%, 1/1/19 (MBIA)..............    2,310,281
            Series 1993B RRB,
   1,390      6.00%, 1/1/12 (MBIA)...............    1,444,335
   1,000      6.00%, 1/1/13 (MBIA)...............    1,033,780
   1,500    Middle School Building Corporation of
            Lawrence Township of Marion County
            First Mortgage Bonds, 6.875%, 7/5/11
            (MBIA)...............................    1,687,170
                                                     6,475,566
            IOWA -- .4%
     500    City of Iowa City, Johnson
            County Sewer Series 1993 RB,
            6.00%, 7/1/12 (AMBAC)................      506,090
            KENTUCKY -- .7%
            The Turnpike Authority of Kentucky
            Economic Development Road Revenue
            Bonds (Revitalization Projects)
            Series 1995:
     500      6.50%, 7/1/07 (AMBAC)..............      559,680
     250      6.50%, 7/1/08 (AMBAC)..............      278,643
                                                       838,323
PRINCIPAL
 AMOUNT
  (000)                                              VALUE
            MAINE -- 1.0%
 $ 1,000    Maine Turnpike Authority
            Turnpike RB Series 1994,
            7.125%, 7/1/08 (MBIA)................ $  1,169,280
            MASSACHUSETTS -- .4%
     500    Massachusetts Housing Finance
            Agency Housing Project Series 1993
            RB, 6.15%, 10/1/15 (AMBAC)...........      500,855
            MICHIGAN -- .9%
   1,000    City of Detroit Water Supply System
            Series 1993 RRB,
            6.50%, 7/1/15 (FGIC).................    1,075,590
            MINNESOTA -- .4%
     500    Minnesota Housing Finance Agency
            Single Family Mortgage Bonds Series
            1994H,
            6.70%, 1/1/18........................      522,300
            NEVADA -- 4.9%
   2,275    Clark County School District (Limited
            Tax) School Improvement Bonds Series
            1995A GO,
            5.50%, 6/15/16 (MBIA)................    2,138,090
   1,575    Clark County Transportation
            Improvement Bonds (Limited Tax)
            Series 1992A GO,
            6.50%, 6/1/17 (AMBAC)................    1,699,882
   2,000    Washoe County (Reno-Sparks
            Convention & Visitors Authority)
            Multi-Purpose Bowling Facility
            Bonds Series 1993A GO (Limited
            Tax), 5.70%, 7/1/17 (FGIC)...........    1,927,300
                                                     5,765,272
            NEW YORK -- 2.6%
     680    City of Niagara Falls (Niagara
            County) Public Improvement (Serial)
            Bonds Series 1994,
            7.50%, 3/1/15 (MBIA).................      813,946
   1,000    New York City Municipal Water Finance
            Authority Fixed Rate Fiscal Series
            1994B RB,
            5.375%, 6/15/19 (AMBAC)..............      926,020
     250    New York State Medical Care
            Facilities Finance Agency (FHA-
            Insured Mortgage Project) Series
            1995F RB,
            6.375%, 8/15/34......................      252,383

6

                       EVERGREEN HIGH GRADE TAX FREE FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1995
(Photo of building appears here)


PRINCIPAL
 AMOUNT
  (000)                                              VALUE

LONG-TERM INVESTMENTS -- CONTINUED
            NEW YORK -- (CONTINUED)
 $   500    New York State Medical Care
            Facilities Finance Agency (Montefiore
            Medical Center FHA-Insured Mortgage)
            Series 1995A RB, 5.75%, 2/15/25
            (AMBAC).............................. $    483,470
     500    The Port Authority of New York and
            New Jersey Consolidated Bonds, Ninety
            Seventh Series Second
            Installment-Term Bonds,
            6.50%, 7/15/19.......................      528,280
                                                     3,004,099
            NEW MEXICO -- .9%
            City of Albuquerque, New
            Mexico Airport RB:
     500    Series 1995 A,
              6.35%, 7/1/07 (AMBAC)..............      537,405
            Series 1995 B,
     500      7.00%, 7/1/16 (AMBAC)..............      515,230
                                                     1,052,635
            OHIO -- 4.4%
   1,000    Board of Education Kings Local School
            District (County of Warren) School
            Improvement Bonds (Unlimited Tax)
            Series 1995 GO, 7.50%, 12/1/16
            (FGIC)...............................    1,230,650
   1,500    City of Toledo (Limited Tax) Housing
            Improvement Bonds (Macy's Project)
            Series 1995 A GO,
            6.35%, 12/1/25 (MBIA)................    1,530,855
   1,100    Ohio Air Quality Development
            Authority (JMG Funding, Limited
            Partnership Project) Series 1994
            RRB, 6.375%, 4/1/29 (AMBAC)..........    1,134,760
     500    Ohio Housing Finance Agency
            Residential Mortgage Revenue Bonds
            (GNMA Mortgage-Backed Securities
            Program), 1995
            Series A-2, 6.625%, 3/1/26...........      510,690
     750    Ohio Water Development Authority
            Water Development RRB 1992 Clean
            Water Refunding Bonds, 6.00%, 12/1/16
            (MBIA)...............................      757,860
                                                     5,164,815
            OKLAHOMA -- 1.3%
   1,500    McGee Creek Authority Series 1992
            Water RB,
            6.00%, 1/1/23 (MBIA).................    1,566,060
PRINCIPAL
 AMOUNT
  (000)                                              VALUE
            PUERTO RICO -- 1.1%
 $   250    Commonwealth of Puerto Rico Public
            Improvement Bonds Series 1995 GO,
            5.65%, 7/1/15 (MBIA)................. $    248,503
     500    Puerto Rico Electric Power Authority
            Series 1995Y RRB, 6.50%, 7/1/06
            (MBIA)...............................      560,770
     500    Puerto Rico Housing Bank and Finance
            Agency Affordable Housing Mortgage
            Subsidy Program Single Family
            Mortgage RB, Portfolio I,
            6.10%, 10/1/15.......................      501,610
                                                     1,310,883
            RHODE ISLAND -- .9%
   1,000    Rhode Island Depositors Economic
            Protection Corporation Special
            Obligation Series 1992B RB,
            5.80%, 8/1/12 (MBIA).................      998,870
            SOUTH CAROLINA -- 4.2%
   3,500    South Carolina State Port Authority
            Series 1991 RB,
            6.625%, 7/1/11 (AMBAC)...............    3,661,385
   1,500    South Carolina Public Service
            Authority Revenue Bonds, 1993
            Refunding Series C RRB,
            5.00%, 1/1/18 (FGIC).................    1,328,415
                                                     4,989,800
            SOUTH DAKOTA -- 6.2%
   3,500    Heartland Consumers Power District
            Electric System Series 1992 RB,
            6.00%, 1/1/17 (FSA)..................    3,567,445
   3,500    South Dakota Health and Educational
            Facilities Authority (St. Luke's
            Midland Regional Medical Center
            Issue) Series 1991 RRB, 6.625%,
            7/1/11 (MBIA)........................    3,686,095
                                                     7,253,540
            TENNESSEE -- 6.1%
   1,200    The Health and Educational Facilities
            Board of the City of Bristol Hospital
            (Bristol Memorial Hospital) Series
            1993 RRB,
            6.75%, 9/1/07 (FGIC).................    1,371,432
            The Health, Educational and Housing
            Facilities Board of the County of
            Knox (Fort Sanders Alliance Obligated
            Group) Hospital Series 1993 RB:
   1,700      6.25%, 1/1/13 (MBIA)...............    1,803,870
   4,000      5.75%, 1/1/14 (MBIA)...............    3,990,640
                                                     7,165,942

                                                                               7

                       EVERGREEN HIGH GRADE TAX FREE FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1995
(Photo of building appears here)

PRINCIPAL
 AMOUNT
  (000)                                              VALUE

LONG-TERM INVESTMENTS -- CONTINUED
            TEXAS -- 2.6%
 $ 1,000    City of Houston Water Conveyance
            Systems Contract Series 1993H COP,
            7.50%, 12/15/14 (AMBAC).............. $  1,189,170
   2,000    Harris County Toll Road Senior Lien
            Series 1994 RRB,
            5.30%, 8/15/13 (AMBAC)...............    1,874,440
                                                     3,063,610
            UTAH -- 5.5%
   2,500    Board of Education of Iron County
            School District School Building Bonds
            Series 1994 GO,
            6.40%, 1/15/12 (MBIA)................    2,603,350
            Salt Lake City, Salt Lake County
            Airport Series 1993A RB,
   1,000    6.00%, 12/1/12 (FGIC)................    1,009,400
            Airport Series 1993B RRB,
   3,000    5.875%, 12/1/18 (FGIC)...............    2,887,560
                                                     6,500,310
            VIRGINIA -- 1.7%
     520    County of Roanoke Water System Series
            1993 RRB,
            5.00%, 7/1/21 (FGIC).................      455,182
   1,500    Industrial Development Authority of
            the County of Hanover (Memorial
            Regional Medical Center Project at
            Hanover Medical Park) Series 1995,
            6.375%, 8/15/18 (MBIA)...............    1,600,680
                                                     2,055,862
            WASHINGTON -- 3.5%
            City of Tacoma Electric System Series
            1992A RRB,
     300    6.25%, 1/1/11 (AMBAC)................      519,000
            Series 1994 RRB,
   3,500    6.25%, 1/1/15 (FGIC).................    3,579,765
                                                     4,098,765
            WISCONSIN -- 6.9%
   4,500    City of Superior (Midwest Energy
            Resources Company Project) Limited
            Obligation Series 1991E RRB, 6.90%,
            8/1/21 (FGIC)........................    5,086,845
   1,000    Wisconsin Health and Educational
            Facilities Authority (Bellin Memorial
            Hospital, Inc. Obligated Group)
            Series 1993 RB,
            5.50%, 2/15/19 (AMBAC)...............      929,140
   2,000    Wisconsin Health and Educational
            Facilities Authority
            (Wausau Hospitals, Inc. Project)
            Series 1991B RB,
            6.625%, 8/15/11 (AMBAC)..............    2,101,100
                                                     8,117,085
            TOTAL LONG-TERM INVESTMENTS
            (COST $109,764,421)..................  114,120,236
PRINCIPAL
 AMOUNT
  (000)                                              VALUE
                       MUTUAL FUND SHARES -- 4.9%
 $ 5,750    Lehman Tax-Free Money Market Fund (at
            net asset value) (cost $5,749,882)... $  5,749,882
                    SHORT-TERM INVESTMENTS -- .5%
            NEW YORK -- .4%
     500    The City of New York Fiscal 1995
            Series B Subseries B-4 GO -- VRDN,
            3.75%, 8/15/23 (MBIA)................      500,000
            WYOMING -- .1%
     100    Lincoln County Pollution Control
            (Exxon Project) Series 1984D RB --
            VRDN, 3.75%, 11/1/14.................      100,000
            TOTAL SHORT-TERM INVESTMENTS
            (COST $600,000)......................      600,000

              TOTAL INVESTMENTS
                 (COST $116,114,303)...... 102.1%  120,470,118
              OTHER ASSETS AND
                 LIABILITIES -- NET.......  (2.1)   (2,433,907)
              NET ASSETS.................. 100.0% $118,036,211

Summary of Abbreviations
COP -- Certificates of Participation
GO -- General Obligation Bonds
RB -- Revenue Bonds
RRB -- Revenue Refunding Bonds
VRDN -- Variable Rate Demand Notes are payable on demand at par on no more than seven calender days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending on the terms of the security. The interest rates presented for these securities are those in effect at August 31, 1995.
   At August 31, 1995, the percentage breakdown of total investments which are insured by municipal bond insurance companies are as follows:

          AMBAC -- Insured by American Municipal Bond
          Assurance Corp......................................   26%
          FGIC -- Insured by Financial Guaranty Insurance
          Corp................................................   22%
          FSA -- Insured by Financial Security Assurance
          Inc.................................................    3%
          MBIA -- Insured By Municipal Bond Investors
          Assurance Corp......................................   39%
          % of Total Investments Insured......................   90%

                       EVERGREEN HIGH GRADE TAX FREE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1995
(Photo of building appears here)

ASSETS:
   Investments at value (identified cost $116,114,303)...........................................................  $120,470,118
   Interest receivable...........................................................................................     1,409,074
   Receivable for investments sold...............................................................................       500,885
   Receivable for Fund shares sold...............................................................................        85,736
   Prepaid expenses..............................................................................................         1,533
         Total assets............................................................................................   122,467,346
LIABILITIES:
   Payable for investments purchased.............................................................................     3,525,059
   Payable for Fund shares repurchased...........................................................................       644,372
   Dividends payable.............................................................................................       181,493
   Accrued expenses..............................................................................................        57,886
   Accrued advisory fee..........................................................................................        22,325
         Total liabilities.......................................................................................     4,431,135
NET ASSETS.......................................................................................................  $118,036,211
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $117,067,112
   Undistributed net investment income...........................................................................        22,568
   Accumulated net realized loss on investment transactions......................................................    (3,409,284)
   Net unrealized appreciation of investments....................................................................     4,355,815
         Net assets..............................................................................................  $118,036,211
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($58,751,583 (divide sign) 5,495,203 shares of beneficial interest outstanding)................        $10.69
   Sales charge -- 4.75% of offering price.......................................................................           .53
      Maximum offering price.....................................................................................        $11.22
   Class B Shares ($34,205,860 (divide sign) 3,199,598 shares of beneficial interest outstanding)................        $10.69
   Class Y Shares ($25,078,768 (divide sign) 2,345,841 shares of beneficial interest outstanding)................        $10.69

See accompanying notes to financial statements.
                                                                               9

                       EVERGREEN HIGH GRADE TAX FREE FUND
                            STATEMENT OF OPERATIONS
                       EIGHT MONTHS ENDED AUGUST 31, 1995
(Photo of building appears here)

INVESTMENT INCOME:
   Interest.........................................................................................             $ 4,058,274
EXPENSES:
   Advisory fee.....................................................................................  $338,767
   Administrative personnel and services fees.......................................................    50,406
   Distribution fee -- Class A Shares...............................................................    97,996
   Distribution fee -- Class B Shares...............................................................   167,706
   Shareholder services fees -- Class B Shares......................................................    55,902
   Transfer agent fee...............................................................................    51,060
   Custodian fee....................................................................................    39,066
   Reports and notices to shareholders..............................................................    34,711
   Registration and filing fees.....................................................................    26,103
   Professional fees................................................................................    17,884
   Trustees' fees and expenses......................................................................     2,143
   Insurance........................................................................................     1,676
   Miscellaneous....................................................................................     7,731
                                                                                                       891,151
   Less: Advisory fee waiver........................................................................   (20,456)
         Net expenses...............................................................................                 870,695
Net investment income...............................................................................               3,187,579
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments.................................................................                 437,882
   Net change in unrealized appreciation (depreciation) on investments..............................               7,804,353
Net gain on investments.............................................................................               8,242,235
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................             $11,429,814

See accompanying notes to financial statements.
10

                       EVERGREEN HIGH GRADE TAX FREE FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Photo of building appears here)

                                                                                           EIGHT MONTHS
                                                                                               ENDED           YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                                        AUGUST 31, 1995   DECEMBER 31, 1994
OPERATIONS:
   Net investment income................................................................   $   3,187,579      $   5,839,738
   Net realized gain (loss) on investments..............................................         437,882           (912,236)
   Net change in unrealized appreciation (depreciation) of investments..................       7,804,353        (15,618,845)
      Net increase (decrease) resulting from operations.................................      11,429,814        (10,691,343)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares.......................................................................      (1,935,789)        (3,977,507)
   Class B Shares.......................................................................        (936,437)        (1,722,197)
   Class Y Shares.......................................................................        (315,353)          (140,034)
      Total distributions to shareholders...............................................      (3,187,579)        (5,839,738)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold............................................................       3,098,389         18,114,792
   Proceeds from shares issued from acquisition of Evergreen National Tax Free Fund.....      28,779,194                 --
   Proceeds from reinvestment of distributions..........................................       1,826,205          3,537,923
   Payment for shares redeemed..........................................................     (18,339,492)       (53,074,378)
         Net increase (decrease) resulting from Fund share transactions.................      15,364,296        (31,421,663)
         Net increase (decrease) in net assets..........................................      23,606,531        (47,952,744)
NET ASSETS:
   Beginning of period..................................................................      94,429,680        142,382,424
   End of period (includes undistributed net investment income of $22,568 at August 31,
     1995)..............................................................................   $ 118,036,211      $  94,429,680

See accompanying notes to financial statements.
                                                                              11

                       EVERGREEN HIGH GRADE TAX FREE FUND
                              FINANCIAL HIGHLIGHTS
(Photo of buiilding appears here)

                                                                                                                           CLASS Y
                                              CLASS A SHARES                                CLASS B SHARES                  SHARES
                                EIGHT                           FEBRUARY 21,     EIGHT                     JANUARY 11,      EIGHT
                                MONTHS                             1992*         MONTHS                       1993*         MONTHS
                                ENDED          YEAR ENDED         THROUGH        ENDED       YEAR ENDED      THROUGH        ENDED
PER SHARE DATA:               AUGUST 31,      DECEMBER 31,      DECEMBER 31,   AUGUST 31,   DECEMBER 31,   DECEMBER 31,   AUGUST 31,
Net asset value, beginning       1995#       1994       1993         1992         1995#          1994           1993         1995#
  of period.................      $9.79     $11.16     $10.42       $10.00         $9.79        $11.16         $10.42         $9.79
Income (loss) from
  investment operations:
Net investment income.......        .34        .52        .54         .51            .29           .46            .47          .36
Net realized and unrealized
  gain (loss) on
  investments...............        .90      (1.37)       .81         .42            .90         (1.37)           .81          .90
  Total from investment
    operations..............       1.24       (.85)      1.35         .93           1.19          (.91)          1.28         1.26
Less distributions to
  shareholders from:
Net investment income.......       (.34)      (.52)      (.54)       (.51)          (.29)         (.46)          (.47)        (.36)
Net realized gains..........         --         --       (.07)         --             --            --           (.07)          --
  Total distributions.......       (.34)      (.52)      (.61)       (.51)          (.29)         (.46)          (.54)        (.36)
Net asset value, end of
  period....................     $10.69      $9.79     $11.16      $10.42         $10.69         $9.79         $11.16       $10.69
TOTAL RETURN+...............      12.8%      (7.7%)     13.3%        9.4%          12.3%         (8.2%)         12.4%        13.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)...........    $58,751    $57,676   $101,352     $90,738        $34,206       $32,435        $41,030      $25,079
Ratios to average net
  assets:
  Expenses **...............      1.06%++    1.01%       .85%        .49%++        1.81%++       1.58%          1.35%++       .81%++
  Net investment
    income **...............      4.93%++    5.04%      4.99%       5.79%++        4.18%++       4.47%          4.44%++      5.18%++
Portfolio turnover rate.....        27%        53%        14%          7%            27%           53%            14%          27%

                                CLASS Y
                                SHARES
                              FEBRUARY 28,
                                 1994*
                                THROUGH
                              DECEMBER 31,
                                  1994
PER SHARE DATA:
Net asset value, beginning
  of period.................      $10.93
Income (loss) from
  investment operations:
Net investment income.......        .46
Net realized and unrealized
  gain (loss) on
  investments...............      (1.14)
  Total from investment
    operations..............       (.68)
Less distributions to
  shareholders from:
Net investment income.......       (.46)
Net realized gains..........         --
  Total distributions.......       (.46)
Net asset value, end of
  period....................      $9.79
TOTAL RETURN+...............      (6.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)...........     $4,318
Ratios to average net
  assets:
  Expenses **...............       .76%++
  Net investment
    income **...............      5.46%++
Portfolio turnover rate.....        53%

#  The Fund has changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                             CLASS Y
                                 CLASS A SHARES                              CLASS B SHARES                   SHARES
                     EIGHT                       FEBRUARY 21,     EIGHTS                     JANUARY 11,      EIGHT
                     MONTHS                         1992*         MONTHS                        1993*         MONTHS
                     ENDED        YEAR ENDED       THROUGH        ENDED        YEAR ENDED      THROUGH        ENDED
                   AUGUST 31,    DECEMBER 31,    DECEMBER 31,   AUGUST 31,    DECEMBER 31,   DECEMBER 31,   AUGUST 31,
                     1995#       1994    1993        1992         1995#           1994           1993         1995#
Expenses.........     1.09%      1.02%   1.07%       1.11%         1.84%          1.59%          1.57%          .84%
Net investment
  income.........     4.90%      5.03%   4.77%       5.17%         4.15%          4.46%          4.22%         5.15%

                     CLASS Y
                     SHARES
                   FEBRUARY 28,
                      1994*
                     THROUGH
                   DECEMBER 31,
                       1994
Expenses.........       .77%
Net investment
  income.........      5.45%

See accompanying notes to financial statements.
12

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
(Photo of money appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
BY STEVEN C. SHACHAT
   Evergreen Short-Intermediate Municipal Fund ended its   (Photo of Steven C.
annual reporting period on August 31, 1995, with a total   Shachat appears
return (Class Y, no-load shares) for the fiscal year of    here)
+4.21%*. The Fund's average annual compound rate of return from inception on November 18, 1991, through August 31, 1995, was +5.37%. The Fund's 30-day annualized yield as of August
31, was 4.06% which is equivalent to a taxable yield of 6.34% for investors in the 36% marginal Federal tax bracket. (For additional performance information, please see following page.)
   The slowing economy, firming dollar and expectations that the Federal Reserve would move to cut interest rates pushed bond yields lower and prices higher across all maturity ranges. The stock market rallied in anticipation of lower interest rates and reports of continued strong earnings growth. The Federal Reserve Board did in fact relax its monetary policy on July 6, when it lowered the Fed Funds rate 25 basis points (.25%).
   Bond fund investors who held their course after 1994's dismal bond market showing were amply rewarded in the first six months of 1995. Prices of bonds of all maturities soared as yields retraced much of their 1994 advance. The turnaround was fueled by a shortage of securities in both the bond and stock markets. The technical phenomenon is pronounced in the tax-exempt market where new issuance is dramatically off from a year ago, and spreads on existing municipals became historically rich relative to Treasuries. Municipals led taxable bonds in the first quarter but fell behind in the second quarter as talk of tax reform rattled the market.
   During the second half of the fiscal year, the Fund's investment strategy focused on maintaining a defensive posture, as reflected by a shortened duration, an increased usage of premium coupon bonds, increased cash reserves and a shortened portfolio maturity structure to help minimize price volatility. We also focused on maintaining and improving the Fund's current dividend yields. While our caution limited the Fund's participation in some of this year's upside market moves, we continue to see additional risk factors that may affect the municipal bond market. The technical supply condition, temporary or not, creates upward pressure on tax-exempt securities and has generated unusually high-priced municipal securities in the maturity range of the Fund.
   We believe that, going forward, the municipal market will continue to fluctuate due to, among other things, the uncertainties of tax reform legislation. We will continue to monitor the economic environment and make any needed adjustments in our strategies.
FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. THE FUND'S RETURN, NET ASSET VALUE AND YIELD WILL FLUCTUATE AND THERE CAN BE NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE OR ANY PARTICULAR TAX EXEMPT YIELD. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO SOME STATE AND LOCAL TAXES AND THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS. CURRENTLY, THE ADVISER IS VOLUNTARILY WAIVING A PORTION OF ITS ADVISORY FEE. HAD THESE FEES NOT BEEN WAIVED, THE FUND'S 30-DAY ANNUALIZED AND TAX-EQUIVALENT YIELDS AS OF AUGUST 31, 1995, WOULD HAVE BEEN 3.94% AND 6.16% FOR CLASS Y SHARES, RESPECTIVELY, AND RETURNS WOULD HAVE BEEN LOWER. VOLUNTARY FEE WAIVERS MAY BE REVISED AT ANY TIME. TAX-EQUIVALENT YIELDS WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKET.

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
(Photo of money appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
     The graphs below compare a $10,000 investment in the Evergreen Short-Intermediate Municipal Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers 3 Year Municipal Bond Index ("Index").


(Three graphs appear here with the following plot points.)

CLASS A AVERAGE ANNUAL TOTAL RETURN

SINCE INCEPTION=.01%

                                    1/3/95*    2/28/95   8/31/95
                                 (CUSTOMER PLEASE FILL IN)
LEHMAN 3 YEAR MUNICIPAL BOND INDEX
SHORT-INTERMEDIATE MUNICIPAL FUND


CLASS B AVERAGE ANNUAL TOTAL RETURN

SINCE INCEPTION=0.5%

                                   1/3/95*      2/28/95   8/31/95
                                 (CUSTOMER PLEASE FILL IN)
LEHMAN 3 YEAR MUNICIPAL BOND INDEX
SHORT-INTERMEDIATE MUNICIPAL FUND

CLASS Y AVERAGE ANNUAL TOTAL RETURN

1 YEAR=4.2%
SINCE INCEPTION=5.4%

                                  1/18/91*   8/31/92  8/31/93   8/31/94 8/31/95
                                 (CUSTOMER PLEASE FILL IN)
LEHMAN 3 YEAR MUNICIPAL BOND INDEX
SHORT-INTERMEDIATE MUNICIPAL FUND


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1995; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              14

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                            STATEMENT OF INVESTMENTS
                                 AUGUST 31, 1995
(Photo of money appears here)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE

      LONG-TERM INVESTMENTS -- 84.8%*
            ALASKA -- 6.6%
 $   400    Alaska Student Loan Corp. State
            Assisted Student Loan RB Series 1991A,
            6.20%, 7/1/96......................... $   405,864
   1,045    Municipality of Anchorage, Alaska 1993
            GO School RFB Series 1993A, 5.00%,
            2/1/98 (MBIA).........................   1,064,698
   1,950    North Slope Borough, GO RFB Series
            1988G, 7.50%, 6/30/97.................   2,067,195
                                                     3,537,757
            COLORADO -- 2.1%
   1,075    Colorado Student Obligation Board
            Authority Student Loan RB Series
            1985B, 6.125%, 12/1/98................   1,107,508
            DELAWARE -- .4%
     200    City of Wilmington, GO Series 1986,
            6.80%, 3/1/96.........................     203,040
            DISTRICT OF COLUMBIA -- 3.0%
   1,500    District of Columbia GO RFB Series
            1989 B, 6.625%, 6/1/98 (MBIA).........   1,577,085
            FLORIDA -- 4.5%
     375    City of Sunrise Special Tax District
            No. 1 Ad Valorem Tax RFB Series 1991,
            5.10%, 11/1/96 (LOC: Hypo Bank).......     379,545
   2,000    Florida Housing Finance Agency
            Multifamily Housing RB 1985 Series QQ
            (Lantana-Oxford) Prerefunded @ 100,
            5.50%, 11/1/96
            (FSA surety bonds)....................   2,040,140
                                                     2,419,685
            GEORGIA -- 2.0%
   1,000    Municipal Electric Authority of
            Georgia Power RB Series 1986L, 7.50%,
            1/1/98................................   1,058,100
            HAWAII -- 5.0%
   2,500    State of Hawaii GO 1995 Series CJ,
            5.70%, 1/1/03.........................   2,647,025
            ILLINOIS -- 4.0%
   1,000    Central Lake County Joint Action Water
            Agency Water RB Series 1990A,
            Prerefunded @ 102,
            7.00%, 5/1/00 (AMBAC).................   1,121,690
     180    City of Joliet, Will County Waterworks
            & Sewage RB Series 1989, 9.75%, 1/1/96
            (FGIC)................................     183,519
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
            ILLINOIS -- CONTINUED
 $   300    Illinois Health Facilities Authority
            RB (Edward Hospital Association
            Project) Series 1992,
            6.00%, 2/15/97........................ $   305,667
     500    Illinois Student Assistance Commission
            Student Loan RB Series 1992M, 5.45%,
            3/1/97................................     506,305
                                                     2,117,181
            KENTUCKY -- .3%
     155    Kentucky State University Consolidated
            Educational Buildings RB Series 1991G,
            6.25%, 5/1/96 (MBIA)..................     157,454
            MAINE -- 2.0%
   1,000    Maine Educational Loan Marketing Corp.
            Student Loan RB Series 1988A, 5.20%,
            5/1/97................................   1,012,330
      55    Maine Housing Authority RB Mortgage
            Purchase Series 1988D-4, 6.30%,
            11/15/95..............................      55,413
                                                     1,067,743
            MARYLAND -- 2.8%
     325    Board of Education of Baltimore County
            (Seven Oaks Elementary School
            Facility) COP Series 1990A, 5.75%,
            12/1/96...............................     331,445
   1,140    Montgomery County GO Bonds
            Consolidated Public Improvement RB of
            1992 Series A, 5.30%, 7/1/01..........   1,191,608
                                                     1,523,053
            MASSACHUSETTS -- 6.1%
   2,160    Massachusetts Bay Transportation
            Authority General Transportation
            System Bond Series 1990A, 7.00%,
            3/1/97 (MBIA).........................   2,251,498
   1,000    New England Educational Loan Marketing
            Corp. Student Loan RB Series 1993B,
            5.40%, 6/1/00.........................   1,013,690
                                                     3,265,188
            MICHIGAN -- 1.2%
     630    Michigan State Building Authority
            Building RB Unit Refunding Series III,
            5.00%, 10/1/95 (MBIA).................     631,222

                                                                              15

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1995
(Photo of money appears here)


PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM INVESTMENTS -- CONTINUED
            NEVADA -- 2.0%
 $ 1,000    Las Vegas Valley Water District GO
            (Limited Tax) Water RRB Series 1987,
            Prerefunded @ $102, 7.25%, 11/1/97
            (AMBAC)............................... $ 1,086,600
            NEW JERSEY -- 4.8%
     200    City of Passaic GO Fiscal Year
            Adjustment Bonds Series 1991, 6.40%,
            11/15/96..............................     205,746
     200    New Jersey Health Care Facilities
            Financing Authority RB (Pascack Valley
            Hospital Association Issue) Series
            1991, 6.00%, 7/1/96...................     202,970
   2,000    New Jersey State GO Series 1991,
            5.90%, 8/1/02.........................   2,156,120
                                                     2,564,836
            NEW YORK -- 1.3%
            New York Local Government Assistance
            (A Public Benefit Corporation of the
            State of New York):
     500    Series 1991B, 6.25%, 4/1/96...........     506,760
     200    Series 1991D, 5.70%, 4/1/96...........     202,074
                                                       708,834
            OHIO -- 1.9%
   1,000    The Student Loan Funding Corporation
            (Cincinnati) Student Loan RB Series
            1993A,
            5.50%, 12/1/01........................   1,012,550
            OKLAHOMA -- 1.4%
     750    Oklahoma Student Loan Authority RRB
            Series 1992A, 5.35%, 9/1/96...........     758,573
            PENNSYLVANIA -- 1.0%
     500    State of Pennsylvania GO
            Series 1971, 6.00%, 12/15/98..........     505,000
            RHODE ISLAND -- 1.9%
   1,000    Rhode Island GO Construction Capital
            Development Loan
            Series 1991B, 6.00%, 5/15/96..........   1,014,880
            SOUTH CAROLINA -- 3.9%
   1,000    Rock Hill School District No. 3 of
            York County RFB Series 1992B, 7.75%,
            2/1/97 (FGIC).........................   1,050,250
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
            SOUTH CAROLINA -- CONTINUED
 $ 1,000    School District of Chester County GO
            School Building Bonds
            Series 1992, 7.70%, 2/1/97............ $ 1,050,260
                                                     2,100,510
            TEXAS -- 8.4%
            Brazos Higher Education Authority,
            Inc. Student Loan RRB:
     720      Series 1992-A, 6.00%, 3/1/96........     725,702
   1,000      Series 1993A-1, 5.30%, 12/1/97......   1,018,360
     250    City of Austin (Travis & Williamson
            Counties) Improvement Bonds Series
            1991-A, 8.875%, 9/1/98................     282,548
   1,300    Dallas County Improvement and
            Refunding Bonds (Limited Tax)
            Series 1992-A, 6.00%, 8/15/01.........   1,400,841
   1,000    Northside, Texas Independent School GO
            (District Unlimited Tax)
            Series 1986, 7.00%, 2/1/98............   1,063,180
                                                     4,490,631
            UTAH -- .9%
     450    Utah Housing Finance Agency Single
            Family Mortgage RRB Senior Bonds
            Series 1993A, 5.20%, 1/1/01...........     454,973
            VIRGINIA -- 7.6%
   1,000    City of Virginia Beach GO Public
            Improvement & RFB Series 1994, 5.70%,
            11/1/07...............................   1,047,050
     410    Medical College of Hampton Roads RRB
            Series 1991A, 5.60%,
            11/15/96..............................     416,359
   1,000    Virginia Beach GO RFB Series 1992,
            5.90%, 2/1/04.........................   1,073,110
   1,500    Virginia Housing Development Authority
            Commonwealth Mortgage Bonds Series
            1992B Subseries B-1, 6.00%, 1/1/98....   1,536,495
                                                     4,073,014
            WASHINGTON -- 5.8%
   2,950    State of Washington GO RB (Motor
            Vehicle Fuel Tax) Series R-92D, 5.60%,
            9/1/01................................   3,107,883
            WISCONSIN -- 3.9%
   1,000    City of Milwaukee GO Corporate Purpose
            Bonds, Public Improvements, Series BZ,
            6.30%, 6/15/01........................   1,088,630

16

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1995
(Photo of money appears here)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM INVESTMENTS -- CONTINUED
            WISCONSIN -- CONTINUED
 $ 1,000    State of Wisconsin GO Series 1992A
            5.75%, 5/1/97......................... $ 1,027,880
                                                     2,116,510
              TOTAL LONG-TERM INVESTMENTS
                 (COST $44,443,371)...............  45,306,835
 SHORT-TERM INVESTMENTS -- 13.8%
            CALIFORNIA -- 1.5%
     500    Irvine Ranch Water District
            Constituting the Consolidated Several
            GO of Improvement District Nos. 186,
            188, 140, and 240 Series 1989,
            3.60%-VRDN (LOC: Industrial Bank of
            Japan, Ltd.)..........................     500,000
     300    County of Orange Irvine Coast
            Assessment District No. 88-1 Limited
            Obligation Improvement Bonds,
            3.90%-VRDN (LOC: Industrial Bank of
            Japan, Ltd., Fuji Bank, Ltd., &
            Mitsubishi Bank, Ltd.)................     300,000
                                                       800,000
            DISTRICT OF COLUMBIA -- .4%
     200    District of Columbia GO Variable RFB
            Series 1992 A-4, 3.70%-VRDN (LOC:
            National Westminster Bank)............     200,000
            ILLINOIS -- 1.8%
   1,000    City of Chicago O'Hare International
            Airport Special Facility RB (American
            Airlines, Inc.) Series 1984D,
            3.90%-VRDN (LOC: Long-Term Credit Bank
            of Japan, Ltd.).......................   1,000,000
            INDIANA -- 4.5%
   2,400    City of Madison Economic Development
            RB (Arvin Sango, Inc.) Series 1987,
            6.50%-VRDN
            (LOC: Tokai Bank, Ltd.)...............   2,400,000
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 SHORT-TERM INVESTMENTS -- CONTINUED
            MISSISSIPPI -- 5.6%
 $ 3,000    Lee County Industrial Development RB
            (Hunter Douglas, Inc.) Series 1985,
            5.90%-VRDN
            (LOC: Credit Lyonnais)................ $ 3,000,000
              TOTAL SHORT-TERM INVESTMENTS
                 (COST $7,400,000)................   7,400,000

              TOTAL INVESTMENTS
                 (COST $51,843,371)......  98.6%   52,706,835
              OTHER ASSETS AND
                 LIABILITIES -- NET......   1.4       745,135
              NET ASSETS................. 100.0% $ 53,451,970

Summary of abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance
            Corp.
COP -- Certificates of Participation
FGIC -- Insured by Financial Guaranty Insurance Co.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligations
LOC -- Letter of Credit
MBIA -- Insured by Municipal Bond Investors Assurance
RB -- Revenue Bonds
RFB -- Refunding Bonds
RRB -- Revenue Refunding Bonds
VRDN -- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. The interest rates are determined and reset by the issuer daily or weekly. The interest rates presented for these securities are those in effect as of August 31, 1995.
* Included in long-term investments are certain securities that had an original maturity greater than one year that at August 31, 1995, have less than one year remaining to maturity. Such investments comprise 8.0% of net assets.
See accompanying notes to financial statements.
                                                                              17

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1995
(Photo of money appears here)

ASSETS:
   Investments at value (identified cost $51,843,371).............................................................  $52,706,835
   Cash...........................................................................................................       30,096
   Interest receivable............................................................................................      737,899
   Receivable for Fund shares sold................................................................................       49,660
   Prepaid expenses...............................................................................................       47,127
   Unamortized organization expenses..............................................................................        7,687
         Total assets.............................................................................................   53,579,304
LIABILITIES:
   Accrued expenses...............................................................................................       50,988
   Payable for Fund shares repurchased............................................................................       41,430
   Dividend payable...............................................................................................       34,135
   Accrued net advisory fees......................................................................................          781
         Total liabilities........................................................................................      127,334
NET ASSETS........................................................................................................  $53,451,970
NET ASSETS CONSISTS OF:
   Paid-in capital................................................................................................  $53,450,414
   Accumulated net realized loss on investment transactions.......................................................     (861,908)
   Net unrealized appreciation of investments.....................................................................      863,464
         Net assets...............................................................................................  $53,451,970
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   CLASS A SHARES
   Net asset value per share ($6,820,304 (divide sign) 670,336 shares of beneficial interest outstanding).........       $10.17
   Sales charge -- 4.75% of offering price........................................................................          .51
   Maximum offering price.........................................................................................  $     10.68
   CLASS B SHARES
   Net asset value and offering price per share ($6,050,332 (divide sign) 594,745 shares of beneficial interest
     outstanding).................................................................................................  $     10.17
   CLASS Y SHARES
   Net asset value and offering price per share ($40,581,334 (divide sign) 3,991,127 shares of beneficial interest
     outstanding).................................................................................................  $     10.17

See accompanying notes to financial statements.
18

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1995
(Photo of money appears here)

INVESTMENT INCOME:
   Interest...........................................................................................             $2,724,859
EXPENSES:
   Advisory fee.......................................................................................  $263,947
   Distribution fee -- Class A Shares.................................................................     4,106
   Distribution fee -- Class B Shares.................................................................    20,584
   Shareholder services fees -- Class B Shares........................................................     6,861
   Custodian fee......................................................................................    52,525
   Registration and filing fees.......................................................................    42,842
   Transfer agent fee.................................................................................    36,314
   Professional fees..................................................................................    28,382
   Insurance..........................................................................................    12,550
   Reports and notices to shareholders................................................................    10,034
   Amortization of organization expenses..............................................................     8,822
   Trustees' fees and expenses........................................................................     8,640
   Miscellaneous......................................................................................     2,501
                                                                                                         498,108
   Less: Fee waivers and expense reimbursements.......................................................   (92,133)
            Net expenses..............................................................................                405,975
Net investment income.................................................................................              2,318,884
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments...................................................................               (713,222)
   Net change in unrealized appreciation of investments...............................................                529,821
Net loss on investments...............................................................................               (183,401)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................             $2,135,483

See accompanying notes to financial statements.
                                                                              19

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Photo of money appears here)


                                                                                                        YEAR ENDED
                                                                                             AUGUST 31, 1995   AUGUST 31, 1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...................................................................   $   2,318,884     $   2,734,785
   Net realized loss on investments........................................................        (713,222)          (53,108)
   Net change in unrealized appreciation (depreciation) of investments.....................         529,821        (1,837,704)
         Net increase resulting from operations............................................       2,135,483           843,973
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income -- Class A Shares............................................        (178,721)               --
   From net investment income -- Class B Shares............................................         (96,022)               --
   From net investment income -- Class Y Shares............................................      (2,044,141)       (2,734,785)
   Total distributions from net investment income..........................................      (2,318,884)       (2,734,785)
   From net realized gains on investment transactions -- Class Y Shares....................              --          (180,991)
   In excess of net realized gains on investment transactions
       -- Class Y Shares...................................................................              --           (96,012)
         Total distributions to shareholders...............................................      (2,318,884)       (3,011,788)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................................................      25,128,726        12,683,649
   Proceeds from reinvestment of distributions.............................................       1,923,116         2,590,791
   Payment for shares redeemed.............................................................     (26,833,640)      (26,296,640)
      Net increase (decrease) resulting from Fund share transactions.......................         218,202       (11,022,200)
         Net increase (decrease) in net assets.............................................          34,801       (13,190,015)
NET ASSETS:
   Beginning of year.......................................................................      53,417,169        66,607,184
   End of year.............................................................................   $  53,451,970     $  53,417,169

See accompanying notes to financial statements.
20

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                              FINANCIAL HIGHLIGHTS
(Photo of money appears here)



                                                                 CLASS A SHARES  CLASS B SHARES         CLASS Y SHARES
                                                                   JANUARY 5,      JANUARY 5,
                                                                     1995*           1995*
                                                                    THROUGH         THROUGH
                                                                   AUGUST 31,      AUGUST 31,          YEAR ENDED AUGUST 31,
                                                                      1995            1995        1995     1994     1993    1992
                                                                                                                         (2 crosses)
PER SHARE DATA:
Net asset value, beginning of period..........................       $ 9.97          $ 9.97       $10.21   $10.58   $10.33   $10.00
Income (loss) from investment operations:
  Net investment income.......................................          .30             .24          .46      .47      .49      .51
  Net realized and unrealized gain (loss) on investments......          .20             .20         (.04)    (.32)     .25      .33
    Total income from investment operations...................          .50             .44          .42      .15      .74      .84
Less distributions to shareholders:
  From net investment income..................................         (.30)           (.24)        (.46)    (.47)    (.49)    (.51)
  From net realized gains on investments......................           --              --           --     (.03)      --       --
  In excess of net realized gains on investments..............           --              --           --     (.02)      --       --
    Total distributions.......................................         (.30)           (.24)        (.46)    (.52)    (.49)    (.51)
  Net asset value, end of period..............................       $10.17          $10.17       $10.17   $10.21   $10.58   $10.33
TOTAL RETURN+.................................................         5.1%            4.5%         4.2%     1.4%     7.4%     8.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....................       $6,820          $6,050      $40,581  $53,417  $66,607  $54,470
Ratios to average net assets:
  Expenses**..................................................         .70%++         1.58%++       .74%     .58%     .40%     .17%
  Net investment income**.....................................        4.32%++         3.50%++      4.52%    4.54%    4.73%    4.85%
Portfolio turnover rate.......................................          80%             80%          80%      32%      37%      57%


                                                              CLASS Y SHARES
                                                                 JULY 17,
                                                                  1991*
                                                                 THROUGH
                                                                AUGUST 31,
                                                                   1991(Stacked crosses)

PER SHARE DATA:
Net asset value, beginning of period..........................    $10.00
Income (loss) from investment operations:
  Net investment income.......................................       .06
  Net realized and unrealized gain (loss) on investments......        --
    Total income from investment operations...................       .06
Less distributions to shareholders:
  From net investment income..................................      (.06)
  From net realized gains on investments......................        --
  In excess of net realized gains on investments..............        --
    Total distributions.......................................      (.06)
  Net asset value, end of period..............................    $10.00
TOTAL RETURN+.................................................       .6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).....................    $4,025
Ratios to average net assets:
  Expenses**..................................................        0%++
  Net investment income**.....................................     4.93%++
Portfolio turnover rate.......................................        0%

       *   Commencement of class operations.
(Stacked   On November 18, 1991, the Fund was changed to a diversified municipal
Crosses) bond fund with a fluctuating net asset value per share from a non-diversified money market fund with a stable net asset value per share. The shares outstanding at August 31, 1991 and the related per share data are restated to reflect both for a 1 for 2 reverse share split on October 30, 1991 and a 1 for 5 reverse share split on August 19, 1992. Total return calculated after November 18, 1991 reflects the fluctuation in net asset value per share.
       + Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
      ++   Annualized.
      ** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualizes ratios of expenses and net investment income to average net assets would have been the following:

                                             CLASS A SHARES    CLASS B SHARES                    CLASS Y SHARES
                                               JANUARY 5,        JANUARY 5,                                            JULY 17,
                                                 1995*             1995*                                                1991*
                                                THROUGH           THROUGH                                              THROUGH
                                               AUGUST 31,        AUGUST 31,            YEAR ENDED AUGUST 31,          AUGUST 31,
                                                  1995              1995         1995     1994     1993      1992        1991
Expenses..................................        1.14%             2.26%         .86%     .83%     .81%     .86%          1.40%
Net investment income.....................        3.88%             2.82%        4.40%    4.29%    4.32%    4.16%          3.53%

See accompanying notes to financial statements.
                                                                              21

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
(Photo of power lines)

A REPORT FROM YOUR
PORTFOLIO MANAGER
BY STEVEN C. SHACHAT
   Evergreen Short-Intermediate Municipal Fund-California       (photo of
ended its annual reporting period on August 31, 1995, with a    Steven C.
total return for the fiscal year of 4.18%* (Class Y, no-load    Shachat appears
shares). The Fund's average annual compounded rate of return    here)
from October 16, 1992, the date of conversion from a California Tax-Exempt Money Market Fund to a California
Short-Intermediate Municipal Bond Fund, through August 31,
1995, was 4.59%. The Fund's 30-day annualized yield as of August 31, was 3.97%, which is equivalent to a taxable equivalent yield of 6.97% for investors in the 47% combined
California State and marginal Federal tax bracket. We are happy to report that all of the Fund's income was 100% free of California State and Federal income taxes.**
   The slowing economy, firming dollar and expectations that the Federal Reserve would move to cut interest rates pushed bond yields lower and prices higher across all maturity ranges. The stock market rallied in anticipation of lower interest rates and reports of continued strong earnings growth. The Federal Reserve Board did in fact relax its monetary policy on July 6, 1995 when it lowered the Fed Funds rate 25 basis points (.25%).
   Bond fund investors who held their course after 1994's dismal bond market showing were amply rewarded in the first six months of 1995. Prices of bonds of all maturities soared as yields retraced much of their 1994 advance. The turnaround was fueled by a shortage of securities in both the bond and stock markets. The technical phenomenon is pronounced in the tax-exempt market where new issuance is dramatically off from a year ago, and spreads on existing municipals became historically rich relative to Treasuries. Municipals led taxable bonds in the first quarter but fell behind in the second quarter as talk of tax reform rattled the market.

   During the second half of the fiscal year, the Fund's investment strategy focused on maintaining a defensive posture, as reflected by a shortened duration, an increased usage of premium coupon bonds, increased cash reserves and a shortened portfolio maturity structure to minimize price volatility. We also focused on maintaining and improving the Fund's current dividend yields. New money entering the Fund declined somewhat from the advances of earlier years and contributed to a more subdued level of activity. The Fund's volatility levels declined as a result of the emphasis on higher coupons and the normal aging of a stable portfolio. The Fund's credit quality profile continued high with a strong emphasis on triple-A rated securities. While our caution limited the Fund's participation on some of this year's upside market moves, we continue to see additional risk factors that may affect the municipal bond market. The technical supply condition, temporary or not, creates upward pressure on tax-exempt securities and has generated unusually high-priced municipal securities in the maturity range of your Fund.

FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.
* PERFORMANCE FIGURES INCLUDE REINVESTMENT OF INCOME DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS, IF ANY. THE FUND'S RETURN, NET ASSET VALUE AND YIELD WILL VARY AND THERE CAN BE NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE OR ANY PARTICULAR TAX EXEMPT YIELD. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENTLY, THE ADVISER IS VOLUNTARILY WAIVING A PORTION OF ITS ADVISORY FEE. HAD THIS FEE NOT BEEN WAIVED, THE FUND'S 30-DAY ANNUALIZED AND TAX-EQUIVALENT YIELDS AS OF AUGUST 31, 1995, WOULD HAVE BEEN 3.77% AND 6.62% FOR CLASS Y SHARES AND RETURNS WOULD HAVE BEEN LOWER. VOLUNTARY FEE WAIVERS MAY BE REVISED AT ANY TIME. TAX-EQUIVALENT YIELD WOULD BE LOWER FOR INVESTORS IN LOWER MARGINAL INCOME TAX BRACKETS. **OTHER THAN THE FEDERAL ALTERNATIVE MINIMUM TAX.

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
(Photo of power lines appears here)

   The economic recovery of the last two years is expected to slow down in the near future, as California responds to the general softening of the nation's economy. Although California has regained over half the total number of jobs it lost during the last recession, the unemployment rate continues to exceed the national average. Further, if the real estate market does not experience some recovery in the next year, there may be significant negative implications for the state's economy and budget. Over the remainder of 1995 and into 1996, California will continue to work toward reducing its accumulated budget deficit of $2 billion. The Governor's budget proposal includes assumptions regarding Federal Assistance and State economic growth that may not be realized. Therefore, the state's financial position may not improve significantly over the next twelve months.
   Since we last reported to you in the February 28, 1995 Semi-Annual report, a settlement was approved by the Federal Bankruptcy Court for Orange County which allowed for the distribution of most of the county's investment pool to its participants. On June 27, 1995, the voters of Orange County rejected County Measure R which would have provided additional sales tax revenue to assist the County in meeting its obligations. On July 7, 1995, the owners of the Orange County direct securities, which remained outstanding, agreed to extend the maturity of their outstanding notes to June 30, 1996, in order to provide more time for the County to develop a financial recovery plan. In late September, the California Legislature approved a series of measures designed to benefit Orange County that will result in a plan used to pay note holders.
   We believe that, going forward, the municipal market will continue to fluctuate due to, among other things, the uncertainties of tax reform legislation. We will continue to monitor the economic environment and make any needed adjustments in our strategies.
23

           EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA (Photo of power lines appears here)

RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA
The graph below compares a $10,000 investment in the Evergreen
Short-Intermediate Municipal Fund -- California (Class Y Shares) with a similar investment in the Lehman Brothers 3 Year Municipal Bond Index and the Lehman Brothers 5 Year Municipal Bond Index ("Indices").

(Chart appears here with the following plot points:)

CLASS Y AVERAGE ANNUAL TOTAL RETURN

1 YEAR=4.0%
SINCE INCEPTION=4.6%

                                                 10/16/92*    8/31/93   8/31/94   8/31/95
                                                 (CUSTOMER PLEASE FILL IN)
LEHMAN 3 YEAR CALIFORNIA MUNICIPAL BOND INDEX
LEHMAN 5 YEAR CALIFORNIA MUNICIPAL BOND INDEX
SHORT-INTERMEDIATE CALIFORNIA MUNICIPAL FUND


* Commencement of operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graph and the accompanying table, it has been assumed that (a) all recurring fees (including investment advisory fees) were deducted; and (b) all dividends and distributions were reinvested.
     The Indices are unmanaged indices and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
                                                                              24

           EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1995
(Photo of power lines appears here)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM INVESTMENTS -- 91.7%
   $1,200   Alameda County Transportation
            Authority Sales Tax (Limited
            Tax) Series 1992-RB,
            5.00%, 5/1/98 (FGIC)...........        $ 1,227,864
    1,000   Burbank-Glendale-Pasadena
            Airport Authority Airport
            Series 1992-RRB,
            5.00%, 6/1/98, (AMBAC).........          1,023,600
            California Housing Finance
            Agency Multi-Unit Rental
            Housing 1992 Series A-RB:
      310   4.70%, 2/1/96..................            310,880
      325   5.00%, 2/1/97..................            327,724
      320   5.25%, 2/1/98..................            324,253
      500   California Statewide
            Communities Development
            Authority (Sutter Obligated
            Group)-COP,
            5.00%, 8/15/98 (AMBAC).........            511,415
      490   California Various Purpose
            Bonds-GO, 5.00%, 9/1/97........            498,663
      320   Chino Unified School District
            San Bernardino County 1975
            Series3-GO, 5.25%, 2/1/97......            322,022
            City of Beverly Hills (1992
            Refunding Project)-COP:
      250   4.70%, 6/1/97..................            252,280
      300   4.90%, 6/1/98..................            304,443
      980   City of Burbank Public Service
            Department of Electric and
            Water 1992 Series A-RB,
            6.10%, 6/1/97 (AMBAC)..........          1,015,211
      200   City of Los Angeles Department
            of Water and Power Electric
            Plant, Issue of 1977-RRB,
            5.10%, 12/15/95................            200,870
    1,090   City of Los Angeles Judgment
            Obligation Bonds Series 1992-A,
            5.00%, 8/1/00..................          1,111,331
      565   City of Santa Rosa (Sonoma
            County) Wastewater Service
            Facilities District 1992
            Refunding Improvement Bonds,
            5.10%, 7/2/98 (AMBAC)..........            580,408
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
    $ 650   City of Santa Rosa (Sonoma
            County) Wastewater 1992 Series
            B-RRB,
            5.10%, 9/1/98 (FGIC)...........        $   668,720
    1,100   City of Vallejo (Water
            Improvement Project) 1992
            Series B-RB, 6.00%, 11/1/98
            (FGIC).........................          1,161,402
      475   County of Los Angeles (1993
            Disney Parking Project)-COP,
            5.25%, 3/1/98..................            481,199
      685   County of San Bernardino (West
            Valley Detention Center
            Project)-COP, Prerefunded @
            $102,
            7.70%, 11/1/98.................            771,262
    1,000   Los Angeles Building Authority
            Lease (State of California
            Department of General Services
            Lease) 1988 Series A-RB, 6.25%,
            3/1/96.........................          1,011,020
    1,000   Los Angeles County Metropolitan
            Transportation Authority
            Proposition C Sales Tax Second
            Senior Series 1995 A-RB, 5.90%,
            7/1/05 (AMBAC).................          1,061,970
      585   Northern California Power
            Agency Geothermal Project
            Number 3 1987 Series
            A-RRB, 6.20%, 7/1/96...........            595,735
    1,200   Pasadena Community Development
            Commission Multifamily Housing
            (Civic Center West Project)
            Series
            B-RB, 5.00%, 12/1/96 (FSA).....          1,215,408
      450   Pico Rivera Public Financing
            Authority 1992 (Water
            Enterprise Project) Series
            A-RRB, 5.70%, 12/1/98 (MBIA)...            471,803
            Rim of the World Unified School
            District 1992 (Measure V
            Capital Project)-COP:
      500   5.10%, 9/1/97 (AMBAC)..........            511,050
      500   5.25%, 9/1/98 (AMBAC)..........            516,500

                                                                              25

           EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1995
(Photo of power lines appear here)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM INVESTMENTS -- CONTINUED
   $1,000   Sacramento Municipal Utility
            District Electric Series V-RB,
            Prerefunded @ $100,
            7.50%, 8/15/98.................        $ 1,096,040
      575   San Diego Unified School
            District Series B-COP,
            5.90%, 7/1/97..................            592,957
      250   San Francisco Bay Area Rapid
            Transit District Sales Tax
            Revenue Notes Series 1993,
            6.50%, 7/1/98..................            265,395
      785   San Francisco City & County
            Sewer Series B-RB, Prerefunded
            @ $101.50, 7.60%, 10/1/97
            (AMBAC)........................            854,229
      300   Sunnyvale Financing Authority
            Utility Revenue (Solid Waste
            Materials Recovery and Transfer
            Station) 1992 Series B-RB,
            5.10%, 10/1/98 (MBIA)..........            308,853
              TOTAL LONG-TERM INVESTMENTS
                 (COST $19,233,990)........         19,594,507
 SHORT-TERM INVESTMENTS -- 7.0%
      500   County of Orange (Irvine Coast
            Assessment District No. 88-1)
            Limited Obligation Improvement
            Bonds, (LOC: The Industrial
            Bank of Japan, Ltd., The Fuji
            Bank, Ltd., The Mitsubishi
            Bank, Ltd.), 3.90% -- VRDN.....            500,000
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 SHORT-TERM INVESTMENTS -- CONTINUED
   $1,000   Industrial Development
            Authority of the County of Los
            Angeles (Fruitland Associates
            Project) Composite Issue II
            Series 1989-A Industrial
            Development RB, (LOC: The Tokai
            Bank, Ltd.),
            6.40% -- VRDN..................        $ 1,000,000
              TOTAL SHORT-TERM INVESTMENTS
                 (COST $1,500,000).........          1,500,000
              TOTAL INVESTMENTS
                 (COST $20,733,990)........  98.7%  21,094,507
              OTHER ASSETS AND
                 LIABILITIES -- NET........   1.3      267,517
              NET ASSETS................... 100.0% $21,362,024

Summary of Abbreviations
AMBAC -- Insured by American Municipal Bond Assurance Corp.
COP -- Certificates of Participation
FGIC -- Insured by Financial Guaranty Insurance Co.
FSA -- Insured by Financial Security Assurance Inc.
GO -- General Obligation Bonds
LOC -- Letter of Credit
MBIA -- Insured by Municipal Bond Investors Assurance
RB -- Revenue Bonds
RRB -- Refunding Revenue Bonds
VRDN -- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at August 31, 1995.
See accompanying notes to financial statements.
26

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1995
(Photo of power lines appear here)

ASSETS:
   Investments at value (identified cost $20,733,990).............................................................  $21,094,507
   Cash...........................................................................................................       16,635
   Interest receivable............................................................................................      296,847
   Receivable for Fund shares sold................................................................................       11,535
   Prepaid expenses...............................................................................................        4,472
         Total assets.............................................................................................   21,423,996
LIABILITIES:
   Accrued expenses...............................................................................................       26,093
   Payable for Fund shares repurchased............................................................................       21,938
   Dividend payable...............................................................................................        7,551
   Accrued advisory fee...........................................................................................        6,390
         Total liabilities........................................................................................       61,972
NET ASSETS........................................................................................................  $21,362,024
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $21,433,685
   Accumulated net realized loss on investment transactions.......................................................     (432,178)
   Net unrealized appreciation of investments.....................................................................      360,517
         Net assets...............................................................................................  $21,362,024
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($10.06 (divide sign) 1 share of beneficial interest issued and outstanding)....................       $10.06
   Sales charge -- 4.75% of public offering price.................................................................          .50
         Maximum offering price...................................................................................       $10.56
   Class B Shares ($10.06 (divide sign) 1 share of beneficial interest issued and outstanding)....................       $10.06
   Class Y Shares ($21,362,004 (divide sign) 2,123,240 shares of beneficial interest issued and
      outstanding)................................................................................................       $10.06

See accompanying notes to financial statements.
                                                                              27

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1995
(Photo of power lines appear here)

INVESTMENT INCOME:
   Interest...........................................................................................             $1,197,511
EXPENSES:
   Advisory fee.......................................................................................  $134,625
   Custodian fee......................................................................................    41,205
   Professional fees..................................................................................    21,996
   Transfer agent fee.................................................................................    18,590
   Reports and notices to shareholders................................................................     8,294
   Trustees' fees and expenses........................................................................     8,130
   Insurance..........................................................................................     6,864
   Registration and filing fees.......................................................................       582
   Miscellaneous......................................................................................     2,039
                                                                                                         242,325
   Less: Advisory fee waiver..........................................................................   (48,955)
         Net expenses.................................................................................                193,370
Net investment income.................................................................................              1,004,141
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments...................................................................               (432,178)
   Net change in unrealized appreciation of investments...............................................                279,942
Net loss on investments...............................................................................               (152,236)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................             $  851,905

See accompanying notes to financial statements.
28

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
                       STATEMENT OF CHANGES IN NET ASSETS

(Photo of power lines appear here)

                                                                                                    YEAR ENDED AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS:                                                                   1995           1994
OPERATIONS:
   Net investment income.......................................................................  $  1,004,141   $  1,256,000
   Net realized gain (loss) on investments.....................................................      (432,178)        97,167
   Net change in unrealized appreciation (depreciation) of investments.........................       279,942       (823,736)
         Net increase resulting from operations................................................       851,905        529,431
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income -- Class Y Shares.....................................................    (1,004,141)    (1,256,000)
   Net realized gains on investments -- Class Y Shares.........................................       (77,128)       (22,749)
         Total distributions to shareholders...................................................    (1,081,269)    (1,278,749)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................................................     8,632,605     14,927,525
   Proceeds from reinvestment of distributions.................................................       954,278      1,169,051
   Payments for shares redeemed................................................................   (16,428,530)   (17,049,726)
         Net decrease resulting from Fund share transactions...................................    (6,841,647)      (953,150)
         Net decrease in net assets............................................................    (7,071,011)    (1,702,468)
NET ASSETS:
   Beginning of year...........................................................................    28,433,035     30,135,503
   End of year.................................................................................  $ 21,362,024   $ 28,433,035

See accompanying notes to financial statements.
                                                                              29

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
                              FINANCIAL HIGHLIGHTS
                                 CLASS Y SHARES
(Photo of power lines appear here)

                                                                                             YEAR ENDED AUGUST 31,
                                                                                     1995       1994     1993                 1992
                                                                                                       (2 crosses)      (2 crosses)
PER SHARE DATA:
Net asset value, beginning of year...............................................   $ 10.09    $ 10.34    $ 10.00          $ 10.00
Income from investment operations:
  Net investment income..........................................................       .41        .43        .41              .33
  Net realized and unrealized gain (loss) on investments.........................        --       (.24)       .34              --
      Total income from investment operations....................................       .41        .19        .75              .33
Less distributions to shareholders from:
  Net investment income..........................................................      (.41)      (.43)      (.41)            (.33)
  Net realized gains.............................................................      (.03)      (.01)        --               --
      Total distributions........................................................      (.44)      (.44)      (.41)            (.33)
Net asset value, end of year.....................................................   $ 10.06    $ 10.09    $ 10.34          $ 10.00
TOTAL RETURN+....................................................................       4.2%       1.8%       7.6%            3.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)..........................................   $21,362    $28,433    $30,136          $34,452
Ratios to average net assets:
  Expenses*......................................................................       .79%       .52%       .30%            .40%
  Net investment income*.........................................................      4.10%      4.20%      3.96%           3.36%
Portfolio turnover rate..........................................................        29%        12%        37%            --

                                                                                   1991(2 crosses)
PER SHARE DATA:
Net asset value, beginning of year...............................................  $ 10.00
Income from investment operations:
  Net investment income..........................................................      .47
  Net realized and unrealized gain (loss) on investments.........................       --
      Total income from investment operations....................................      .47
Less distributions to shareholders from:
  Net investment income..........................................................     (.47)
  Net realized gains.............................................................       --
      Total distributions........................................................     (.47)
Net asset value, end of year.....................................................  $ 10.00
TOTAL RETURN+....................................................................      4.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)..........................................  $42,022
Ratios to average net assets:
  Expenses*......................................................................      .37%
  Net investment income*.........................................................     4.66%
Portfolio turnover rate..........................................................       --

(stacked On October 16, 1992, the Fund was converted to a short-intermediate crosses) municipal fund with a fluctuating net asset value per share from a money market fund with a stable net asset value per share. The shares outstanding and the related per share data for the fiscal years ended August 31, 1991 and August 31, 1992 are restated to reflect the 1 for 10 reverse share split on October 21, 1992. Total return calculated after October 16, 1992 reflects the fluctuation in net asset value per share.
      + Total return is calculated on net asset value per share for the periods indicated and is not annualized.
      * Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net asset would have been the following:

                                                                                                    YEAR ENDED AUGUST 31,
                                                                                          1995     1994     1993     1992     1991
      Expenses.........................................................................    .99%     .95%     .98%     .84%     .85%
      Net investment income............................................................   3.90%    3.77%    3.28%    2.92%    4.18%

See accompanying notes to financial statements.
30

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NAME CHANGES
     The Evergreen Tax-Free Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Tax-Free Funds consist of Evergreen High Grade Tax Free Fund ("High Grade"), Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate") and Evergreen Short-Intermediate Municipal
Fund -- California ("California"), known collectively as the Funds. High Grade is a series of Evergreen Investment Trust. Short Intermediate and California are series of Evergreen Municipal Trust.
     Effective July 7, 1995, Evergreen High Grade Tax Free Fund changed its name from First Union High Grade Tax Free Portfolio.
NOTE 2 -- CHANGE IN FISCAL YEAR
     On March 15, 1995, High Grade's Trustees approved a change in its fiscal year end from December 31 to August 31. These financial statements are as of and for the eight months ended August 31, 1995.
NOTE 3 -- ACQUISITION INFORMATION
     Effective July 7, 1995, High Grade acquired substantially all of Evergreen National Tax-Free Fund's net assets, valued at $28,779,194 through a non-taxable exchange for 2,679,627 shares of High Grade. The net assets of Evergreen National Tax-Free Fund acquired included unrealized appreciation of $528,003. The aggregate net assets of High Grade immediately after the acquisition were $128,792,690.
NOTE 4 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Municipal bonds are valued by an independent pricing service taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities which it believes to reflect the fair value of securities. The independent pricing service does not rely exclusively on quoted prices. Short term securities purchased with remaining maturities of sixty days or less are stated at amortized cost which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Interest income and expenses are accrued daily. Premiums and discounts paid on securities are amortized or accreted into interest income.
     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.
     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Dividends from net realized capital gains on investments, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. As of August 31, 1995, a reclassification has been made for
                                                                              31

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
High Grade to increase undistributed net investment income and to increase accumulated net realized loss on investment transactions by $22,568.
     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and other net income to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     At August 31, 1995, High Grade and Short-Intermediate had capital loss carryforwards of $3,409,284 and $267,515, respectively. Pursuant to the Code, such capital loss carryforwards will expire in the year 2002 and 2003, respectively.
     Capital losses incurred after October 31, within the fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. Short-Intermediate and California have incurred and will elect to defer $594,394 and $432,178, respectively, of capital losses.
     DEFERRED EXPENSES -- The costs incurred by High Grade with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering the shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from the Fund's commencement.
     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     UNAMORTIZED ORGANIZATION EXPENSES -- The expenses of Short-Intermediate incurred in connection with its organization are being deferred and amortized over a period of benefit not to exceed 60 months from the date the Fund commenced operations.
NOTE 5 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union") is entitled to an annual fee of .50 of 1% of High Grade's average daily net assets pursuant to an investment advisory agreement. For the eight-month period ended August 31, 1995, First Union voluntarily waived $20,456 of its advisory fee. First Union can modify or terminate this voluntary waiver at any time.
     Pursuant to an agreement with Short-Intermediate's and California's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on Short-Intermediate's and California's average daily net assets, respectively in accordance with the following schedule:

                       SHORT-INTERMEDIATE               CALIFORNIA
First $1 billion              0.50%                       0.55 %
Over $1 billion               0.45%                       0.50 %

     Pursuant to this agreement, Evergreen Asset also furnishes Short-Intermediate and California with administrative services. Evergreen Asset has agreed to reimburse Short-Intermediate and California to the extent that the Funds' operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.00% of its average daily net assets for any fiscal year. The expenses of Short-Intermediate and California did not exceed this limit. However, for the year ended August 31, 1995, Evergreen Asset voluntarily waived $63,612 and $48,955 of its advisory fee
32

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
for Short-Intermediate and California, respectively, and reimbursed class specific expenses amounting to $28,521 for Short-Intermediate. Evergreen Asset can modify or terminate these voluntary waivers at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Short-Intermediate and California. Lieber & Company is reimbursed by the Adviser at no additional expense to the Funds.
     ADMINISTRATION AGREEMENT -- Through July 7, 1995, Federated Investor Services ("FAS") provided High Grade with certain administrative personnel and services including certain clerical and recordkeeping services. In addition, certain of High Grade's officers and Trustees were officers or directors of FAS. FAS' fee was based on the level of average net assets of High Grade's Trust for the period, subject to a minimum fee. Effective July 7, 1995, Evergreen Asset became the Administrator and Furman Selz, Incorporated ("Furman Selz") became the sub-administrator. Officers of Furman Selz' became the officers of all of the Funds. Evergreen Asset's fee and Furman Selz' fee is based on the average daily net assets of all the funds administered by Evergreen Asset for which First Union or Evergreen Asset is also investment adviser. This fee is calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first  $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first  $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At August 31, 1995, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totaled approximately $9.8 billion.
     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A shares and Class B shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act (see Note 6). Under the terms of the Plans, Short-Intermediate and California may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A shares and 1% for Class B shares. The payments for Short-Intermediate for Class A Shares were voluntarily limited to .10 of 1% of average daily net assets for the period ended August 31, 1995. Such fees are accrued daily and paid monthly. No fee was charged to California's Class A and Class B shares.
     In connection with their Plans, Short-Intermediate and California have entered into distribution agreements with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz whereby Short-Intermediate and California will compensate EFD for its services at a rate which may not exceed an annual fee of .10 of 1% of Class A Share's average daily net assets and an annual fee of 1% of Class B Share's average daily net assets. A portion of the payments under Short-Intermediate's and California's Class B Plans, up to .25 of 1% of average daily net assets may constitute a shareholder service's fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Funds' Class B shares. At August 31, 1995, $663 remains payable to EFD pursuant to Short-Intermediate's shareholder services plan.
                                                                              33

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     In connection with its Plan, through July 7, 1995, High Grade had entered into a distribution agreement with Federated Securities Corp. ("FSC") whereby High Grade compensated FSC for its services at a rate which did not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of
 .75 of 1% of Class B average daily net assets. Effective July 7, 1995, High Grade entered into a distribution agreement with EFD whereby High Grade will compensate EFD for its services at a rate which may not exceed an annual fee of
 .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B average daily net assets. Pursuant to a Shareholder Services Agreement, High Grade compensated FUBS an annual fee of .25 of 1% of Class B average daily net assets for certain services provided to Class B shareholders. At August 31, $3,694 remains payable relating to High Grade's shareholder services plan.
     ORGANIZATIONAL EXPENSES -- Organizational expenses of High Grade were initially borne by FAS. High Grade had agreed to reimburse such expenses during the five-year period following February 21, 1992, the date High Grade commenced operations. As a result of the change in the administration agreement, First Union purchased the remaining unreimbursed organizational expenses from FAS. At August 31, 1995, $17,306 remains to be reimbursed to First Union.
NOTE 6 -- SHARES OF BENEFICIAL INTEREST
     Short-Intermediate and California have an unlimited number of $0.0001 par value shares of beneficial interest authorized. High Grade has an unlimited number of no par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class Y, Class A and Class B shares. Through August 31, 1995, there were no transactions in California's Class A and Class B shares other than the purchase of one share in each class at a purchase price of $9.78 on December 30, 1994 by Stephen A. Lieber, the Chairman of Evergreen Asset.
     Class Y shares are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A and Class B shares bear distribution expenses (see Note 5) and have exclusive voting rights with respect to their distribution plans.
34

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest were as follows:

                                                                           EIGHT MONTHS ENDED                YEAR ENDED
                                                                            AUGUST 31, 1995              DECEMBER 31, 1994
HIGH GRADE                                                               SHARES         AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold.........................................................       95,059    $  1,003,763       555,825    $  6,063,674
Shares issued from acquisition of Evergreen National Tax-Free
  Fund..............................................................      369,661       3,970,157            --              --
Shares issued on reinvestment of distributions......................      109,500       1,150,986       238,904       2,470,837
Shares redeemed.....................................................     (967,409)    (10,152,313)   (3,992,062)    (41,107,207)
Net decrease........................................................     (393,189)     (4,027,407)   (3,197,333)    (32,572,696)
CLASS B
Shares sold.........................................................      112,511       1,186,133       619,543       6,598,572
Shares issued from acquisition of Evergreen National Tax-Free
  Fund..............................................................      243,174       2,611,688            --              --
Shares issued on reinvestment of distributions......................       52,945         556,311       102,516       1,054,230
Shares redeemed.....................................................     (520,448)     (5,459,057)   (1,088,820)    (11,052,338)
Net decrease........................................................     (111,818)     (1,104,925)     (366,761)     (3,399,536)
CLASS Y
Shares sold.........................................................       85,773         908,492       532,658       5,452,546
Shares issued from acquisition of Evergreen National Tax-Free
  Fund..............................................................    2,066,792      22,197,350            --              --
Shares issued on reinvestment of distributions......................       11,174         118,908         1,287          12,856
Shares redeemed.....................................................     (258,812)     (2,728,122)      (93,031)       (914,833)
Net increase........................................................    1,904,927      20,496,628       440,914       4,550,569
Total net increase (decrease) resulting from Fund share
  transactions......................................................    1,399,920    $ 15,364,296    (3,123,180)   ($31,421,663)

                                                                              35

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 6 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                               YEAR ENDED                    YEAR ENDED
                                                                            AUGUST 31, 1995*              AUGUST 31, 1994
                                                                         SHARES         AMOUNT         SHARES         AMOUNT
SHORT-INTERMEDIATE
CLASS A
Shares sold.........................................................    1,438,502    $ 14,469,110            --              --
Shares issued on reinvestment of distributions......................       16,308         164,891            --              --
Shares redeemed.....................................................     (784,474)     (7,943,982)           --              --
  Net decrease......................................................      670,336       6,690,019            --              --
CLASS B
Shares sold.........................................................      673,520       6,777,013            --              --
Shares issued on reinvestment of distributions......................        7,150          72,369            --              --
Shares redeemed.....................................................      (85,925)       (870,798)           --              --
  Net increase......................................................      594,745       5,978,584            --              --
CLASS Y
Shares sold.........................................................      385,625       3,882,603     1,211,704    $ 12,683,649
Shares issued on reinvestment of distributions......................      167,271       1,685,856       248,705       2,590,791
Shares redeemed.....................................................   (1,791,852)    (18,018,860)   (2,526,223)    (26,296,640)
  Net decrease......................................................   (1,238,956)    (12,450,401)   (1,065,814)    (11,022,200)
Total net increase (decrease) resulting from Fund share
  transactions......................................................       26,125    $    218,202    (1,065,814)   ($11,022,200)

* For Class A and Class B shares, the Fund share transaction activity reflects the period January 5, 1995 (commencement of class operations) to August 31, 1995.

                                                                               YEAR ENDED                    YEAR ENDED
                                                                            AUGUST 31, 1995*              AUGUST 31, 1994
                                                                         SHARES         AMOUNT         SHARES         AMOUNT
CALIFORNIA
CLASS A
Shares sold.........................................................            1    $         10            --              --
CLASS B
Shares sold.........................................................            1              10            --              --
CLASS Y
Shares sold.........................................................      866,764       8,632,585     1,453,754    $ 14,927,525
Shares issued on reinvestment of distributions......................       96,132         954,278       114,214       1,169,051
Shares redeemed.....................................................   (1,656,210)    (16,428,530)   (1,666,477)    (17,049,726)
  Net decrease......................................................     (693,314)     (6,841,667)      (98,509)       (953,150)
Total net decrease resulting from Fund share transactions...........     (693,312)   ($ 6,841,647)      (98,509)   ($   953,150)

* For Class A and Class B shares, the Fund share transaction activity reflects the initial purchase of one share in each class on December 30, 1994. Through August 31, 1995 there were no further transactions.
36

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 7 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the period ended August 31, 1995 were as follows:

                              PURCHASES            SALES
High Grade............       $25,700,008        $40,161,630
Short-Intermediate....        35,717,479         41,650,822
California............         6,384,350         12,750,646

     On August 31, 1995, the aggregate cost of investments for federal tax purposes is the same as for financial reporting purposes. The composition of unrealized appreciation and depreciation of investment securities was as follows:

                             APPRECIATION        DEPRECIATION           NET
High Grade............       $  4,908,793          $552,978          $4,355,815
Short-Intermediate....            863,464                --             863,464
California............            376,082            15,565             360,517

NOTE 8 -- CONCENTRATION OF CREDIT RISK
     High Grade and Short-Intermediate invest in obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. California invests in obligations issued by the State of California and by its political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in the State of California. Certain debt obligations held by each of the Funds are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.
                                                                              37

                          INDEPENDENT AUDITORS' REPORT
THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN HIGH GRADE TAX FREE FUND:
     We have audited the accompanying statement of assets and liabilities, including the statement of investments, for Evergreen High Grade Tax Free Fund (formerly First Union High Grade Tax Free Portfolio) as of August 31, 1995, and the related statement of operations for the eight-month period ended August 31, 1995, the changes in net assets for the eight-month period ended August 31, 1995 and the year ended December 31, 1994, and the financial highlights for each of the years or periods from February 21, 1992 (commencement of operations) through August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen High Grade Tax Free Fund as of August 31, 1995, and the results of its operations, changes in its net assets and the financial highlights for each of the periods listed above, in conformity with generally accepted accounting principles.
                                      KPMG PEAT MARWICK LLP
Pittsburgh, Pennsylvania
October 16, 1995
38

                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND AND
  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA
     In our opinion, the accompanying Statements of Assets and Liabilities, including the Statements of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Short-Intermediate Municipal Fund and Evergreen Short-Intermediate
Fund -- California (the "Funds"), two of the Evergreen Municipal Trust Portfolios, at August 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 24, 1995
               FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
     100% of the dividends distributed by High Grade and Short-Intermediate for the year ended August 31, 1995 are exempt from federal income tax other than alternative minimum tax. During the year ended August 31, 1995 California distributed $0.41 per share from net investment income. 100% of these distributions are exempt from federal income taxes other than alternative minimum tax. On December 31, 1994, California distributed short-term capital gains of $0.001 per share which is considered as ordinary income for federal income tax purposes, and $0.0281 per share as long-term capital gains.
                                                                              39

                             TRUSTEES AND OFFICERS
                              TRUSTEES:
                              Mr. Laurence B. Ashkin*
                              Mr. Foster Bam*
                              Mr. James S. Howell, Chairman
                              Mr. Robert J. Jeffries*
                              Mr. Gerald M. McDonnell
                              Mr. Thomas L. McVerry
                              Mr. William W. Pettit
                              Mr. Russell A. Salton, III M.D.
                              Mr. Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer

                              Joan V. Fiore
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Donald E. Brostrom
                              Assistant Treasurer

                              Stephen W. St. Clair
                              Assistant Treasurer
                              * These individuals are not Trustees for
                               Evergreen High Grade Tax Free Fund.

NOT FDIC INSURED
May lose value
No bank guarantee
Evergreen Funds Distributor, Inc.

                                       536899
                                        11/95